SUMMARY PROSPECTUS

June 9, 2026

The Advisors’ Inner Circle Fund III

RAYLIANT NXTGEN MULTIFACTOR US EQUITY ETF

(FORMERLY, RAYLIANT WILSHIRE NXTGEN US LARGE CAP EQUITY ETF)

Principal Listing Exchange: NYSE Arca, Inc.

Ticker Symbol: RWLC

Investment Adviser:

Rayliant Investment Research
doing business as
Rayliant Asset Management

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://funds.rayliant.com/rwlc. You can also get this information at no cost by calling 866-898-1688, by sending an e-mail request to rayliantfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated June 9, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Rayliant NxtGen Multifactor US Equity ETF

Investment Objective

The Rayliant NxtGen Multifactor US Equity ETF (the “US Equity ETF” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.32%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.32%

[1]

The Fund’s management fee is a “unitary” fee designed to pay the Fund’s expenses and to compensate Rayliant Investment Research, doing business as Rayliant Asset Management, the Fund’s investment adviser (the “Adviser”), for the services the Adviser provides to the Fund. Out of the unitary management fee, the Adviser will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses. Management Fees have been restated to reflect current fees.

[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 318% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in the United States. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Adviser considers an issuer to be located in the United States if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or has its principal office in the United States; (ii) the issuer has the primary trading markets for its securities in the United States; (iii) the issuer derives at least 50% of its revenue or profits from goods or services sold or performed, or investments made, in the United States; or (iv) the issuer has at least 50% of its assets in the United States. For clarity, the Adviser may rely on only one criterion to determine an issuer’s location even if other criteria may indicate a different location.

The equity securities in which the Fund invests are primarily common stocks and depositary receipts, including unsponsored depositary receipts, but may also include preferred stocks, real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”), and securities of other investment companies. The Fund may invest in securities of companies with any market capitalization with a particular focus on mid- and large-capitalization securities.

The Fund is primarily made up of stocks of issuers located in the United States that are selected using a quantitative investment approach with human discretion. In quantitative investment strategies, investment decisions are made using large amounts of data and computer models. However, the Adviser has the discretion to adjust trades based on news, liquidity, or additional insights from the Adviser’s portfolio management team. The Adviser’s quantitative investment models, which incorporate machine learning, allocate more weight to stocks for which the models identify the potential for higher future returns, taking into account risk (i.e., risk-adjusted returns), and less weight to stocks for which the models identify the potential for lower future risk-adjusted returns. The Adviser’s portfolio management team may adjust portfolio weights for the Fund based on their own analysis of the securities in the Fund’s investment universe in order to enhance evaluations made by the quantitative model. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Adviser uses data from a variety of sources, including data purchased from vendors and data accessed by the Adviser from alternative sources (e.g., data collected from public websites). Such data are collected at varying frequencies (e.g., daily price data, quarterly financial statements) and considered over varying horizons, ranging from months to years, depending on the nature of the data in question. The Adviser employs a proprietary data cleaning process, whereby data obtained from vendors and other sources is inspected for errors, processed to make information obtained from different sources useful in comparing various companies, sectors, and markets, and formatted for inclusion in the Adviser’s database and for use in its models. The Adviser monitors its data and models through a combination of automated and manual checks. The Adviser pays for data used in the strategy’s models.

Principal Risks

As with all funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk – The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Machine Learning Risk – The Fund uses quantitative investment models, which incorporate machine learning, to determine its constituent securities and weightings. As a result, the Fund is subject to the following risks:

Machine Learning and Quantitative Model Risk – The machine-learning and quantitative models used by the Adviser rely on historical financial, fundamental, and market data and statistical assumptions that may not perform as intended in all market conditions. If the models or assumptions used by the Adviser do not accurately forecast future market behavior, the Fund may underperform other investment strategies or market benchmarks.

Data Quality and Model Risk – The machine-learning models used by the Adviser depend on the accuracy, completeness, and relevance of historical data. If the data used by the Adviser contains errors, omissions, or biases, or becomes outdated or less relevant, the Fund’s construction and performance may be adversely affected.

Market Regime Change Risk – Machine-learning models are developed using historical data and may be less effective during periods of significant market disruption, unusual volatility, or structural changes in markets. In such environments, the Adviser’s methodology may not adapt quickly or effectively, which could result in unexpected or unfavorable Fund performance.

Cybersecurity and Technology Risk – The Adviser’s methodology relies on complex computer systems and technology. Cybersecurity incidents, system failures, or other technological disruptions affecting the Adviser or its third-party service providers could adversely impact the Fund.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies. Large-capitalization stocks may underperform the broader market, mid-capitalization stocks, or small-capitalization stocks for extended periods.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Geographic Focus Risk – Because the Fund focuses its investments in the U.S., the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the U.S. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk – Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Trading Risk – Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Management Risk – The success of the Fund’s strategy is dependent on the Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising, in which case the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Quantitative Investing Risk – Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Investments in Investment Companies Risk – When the Fund invests in an investment company, including ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund adopted new principal investment strategies during the second quarter of 2026. Performance for periods prior to the change reflects the Fund’s prior principal investment strategies and may not be indicative of the Fund’s performance under its current principal investment strategies. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at https://funds.rayliant.com or by calling toll-free to 866-898-1688.

BEST QUARTER	WORST QUARTER
12.15%	(12.74)%
3/31/2024	6/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/26 to 03/31/26 was (3.53)%.

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Rayliant NxtGen Multifactor US Equity ETF	1 Year	Since Inception (12/15/2021)
Fund Returns Before Taxes	20.12%	11.99%
Fund Returns After Taxes on Distributions	15.16%	10.57%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.22%	9.09%
S&P 500 Total Return Index (reflects reinvestment of dividends and no deduction for fees, expenses or taxes)[1]	17.88%	11.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))[1]	17.43%	10.82%
MSCI World Index (Net) (USD) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))[1]	21.09%	10.22%

[1]

Effective December 19, 2025, the Fund’s broad-based securities market index changed from the MSCI World Index (Net) (USD) to the S&P 500 Index to better reflect the Fund’s investment universe. Effective June 9, 2026, the Fund’s broad-based securities market index changed from the S&P 500 Index to the S&P 500 Total Return Index because the Adviser believes that the S&P 500 Total Return Index provides a more appropriate comparative benchmark.

Investment Adviser

Rayliant Investment Research, doing business as Rayliant Asset Management

Portfolio Managers

Jason Hsu, PhD, Chief Investment Officer, has managed the Fund since its inception in 2021.

Phillip Wool, PhD, Chief Research Officer, has managed the Fund since its inception in 2021.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://funds.rayliant.com.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

RAY-SM-003-0700